UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


        Date of Report (Date of earliest event reported):  April 1, 1998


                           Aliant Communications Inc.
             (Exact name of registrant as specified in its charter)


      Wisconsin                     0-10516                    47-0632436
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                    1440 M Street, Lincoln, Nebraska 68508
          (Address of principal executive offices, including zip code)


                                 (402) 436-4321
                         (Registrant's telephone number)

   Item 7.  Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (a)    Financial Statements of Businesses Acquired.

            Not applicable.

            (b)    Pro Forma Financial Information.

            Not applicable.

            (c)    Exhibits.

            The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ALIANT COMMUNICATIONS INC.



   Date:  April 1, 1998               By:   /s/ Michael J. Tavlin
                                            Michael J. Tavlin
                                            Vice President, Treasurer and
                                            Secretary

                           ALIANT COMMUNICATIONS INC.

                            EXHIBIT INDEX TO FORM 8-K
                               Dated April 1, 1998


   Exhibit
     No.                 Description

     4 Form of global note issued in connection with the offering of $100 million aggregate principal amount of the Company's 6 % Notes due 2028.

     99     Press release, dated April 1, 1998, of the Registrant.